Preliminary Structural and Collateral Term Sheet
$566,000,000(Approximate) of Senior Certificates
J.P. Morgan Alternative Loan Trust 2005-A2
Mortgage Pass-Through Certificates, Series 2005-A2
12/12/2005
Features of the Transaction	Preliminary Mortgage Pool Data (approximate)
Pool 1	Pool 2	Pool 3
- Offering consists of approximately 566mm of Senior Certificates	Collateral Type	3Yr & 5Yr Hybrid	5Yr Hybrid	5Yr Hybrid
expected to be rated AAA by S&P and Moody's	ARMs	ARMs	ARMs
- The Amount of Senior Certificates is approximate and may vary.	Outstanding Principal Balance	286,943,177	83,410,786	88,162,951
- Multiple groups of Mortgage Loans will collateralize the transaction	Number of Mortgage Loans	897	391	158
-There are approximately 5 groups of Senior Certificates, which may vary.	Average Principal Balance	326,639	217,152	565,686
- The Credit Support for the Senior Certificates of Pools 2, 3 ,4 & 5 is	Weighted Average Net Mortgage Rate	6.11%	5.50%	5.52%
Cross-Collateralized, with respect to losses. Pool 1 has its own set of subordinates,	Weighted Average Maturity	357	356	358
upfront overcollateralization and excess spread	Weighted Average Seasoning	2	3	2
Weighted Average Months to Roll	54	57	58
ARM Index	LY1(92%),LM6(8%) LY1(68%),LM6(32% LY1(95%),LM6(5

Key Terms	Weighted Average Gross Margin	2.26	2.25	2.27
Issuer :	J.P.Morgan Mortgage Trust	Initial Periodic Rate Cap	4.67	5.31	5.05
Underwriter :	J.P.Morgan Securities, Inc.	Subsequent Periodic Rate Cap	2.00	2.00	2.00
Depositor :	J.P. Morgan Acceptance Corp. I	Lifetime Rate Cap	5.22	5.32	5.05
Master Servicer.	Wells Fargo	Weighted Average Loan-to-Value	76%	77%	70%
Trustee:	Wachovia Bank	Weighted Average FICO Score	713	719	725
Type of Issuance:	Public	Geographic Distribution	CA(29%),FL(11%) CA(15%),WA(12%) CA(51%),NY(10%)
Servicer Advancing:	Yes, Subject to Recoverability.	Percent Owner Occupied	81%	86%	89%
Compensating Interest:	Paid, But Capped.	Percent Single Family / PUD	80%	85%	81%
Clean-Up Call/Optional Termination:	[10%] clean-up call (Group 1)	Interest Only	64%	85%	41%
[5%] clean-up call (Groups 2-5)	Primary Servicer	Chase	Chase	Chase
Legal Investment:	The Senior Certificates are	PHH	PHH	PHH
SMEEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are	Preliminary Mortgage Pool Data (approximate)
ERISA eligible subject to limitations set	Pool4	Pool 5
forth in the final prospectus supplement.	Collateral Type	7Yr Hybrid	10Yr Hybrid
Tax Treatment:	REMIC	ARMs	ARMs
Structure:	Senior/Subordinate w/ Shifting Interest	Outstanding Principal Balance	108,357,239	38,924,980
and Subordinate Certificate Prepayment Lockout	Number of Mortgage Loans	238	90
Expected AAA Subordination (Pool 1):	7.00%	Average Principal Balance	474,923	454,373
Expected AAA Subordination (Pools 2-5):	6.00%	Weighted Average Net Mortgage Rate	6.12%	5.95%
Rating Agencies:	Moody's, S&P	Weighted Average Maturity	357	358
Registration:	Senior Certificates - DTC	Weighted Average Seasoning	2	2
Time Table	82	118
Cut-Off Date	December 1, 2005	ARM Index	LY1(98%),LM6(2%)	LY1(100% )
Settlement Date	December 29, 2005	CMT(0% )
First Distribution Date	January 25, 2006	Weighted Average Gross Margin	2.28	2.29
Distribution Date	25th or Next Business Day	Initial Periodic Rate Cap	5.02	5.00
Subsequent Periodic Rate Cap	2.00	2.00
Lifetime Rate Cap	5.02	5.00
JPMSI Contact Information	Weighted Average Loan-to-Value	72%	68%
Trading/Structur	Greg Boester	Weighted Average FICO Score	711	721
Eric Norquist 212-834-2499	Geographic Distribution	CA(24%),FL(13%) CA(39%),NY(13%)
Tom Scudese	Percent Owner Occupied	80%	89%
Percent Single Family / PUD	86%	81%
Interest Only	84%	74%
Primary Servicer
Chase	Chase
Other Service	PHH	PHH

JP Morgan Securities Inc.							Deal Summary Report					jpalt2005a2
	Assumptions						Collateral
Settlement 29-Dec-2005 1st Pay Date 25-Jan-2006	Prepay 25 CPB Default 0 CDR Recovery 0 months Severity 0%					Balance			WAC	WAM		Age		WAL	Dur
						$605,801,636.94				6.225	356		3		2.69
Tranche Name	Balance	Coupon	Principal Window	Avg Life	Dur	Yield	Spread bp	Bench	Price %	$@1bp	Accrued Int(M)	NetNet (MM)	Dated Date		Notes
1A1	240,173,100.00	4.600	01/06 - 02/12			2.39			29-Dec-05						FLT
1A2	26,685,900.00	4.660	01/06 - 02/12			2.39			29-Dec-05						FLT
1M1	8,608,000.00	4.810	12/07 - 02/12			4.13			29-Dec-05						FLT
1M2	3,587,000.00	4.990	12/07 - 10/11			3.92			29-Dec-05						FLT
1B1	2,869,000.00	5.640	12/07 - 10/10			3.51			29-Dec-05						FLT
1B2	2,153,094.70	6.240	12/07 - 07/09			2.68			29-Dec-05						FLT
OC_1	2,869,455.49	0.000	10/10 - 11/10			4.83			01-Dec-05						OC
2A1	78,406,000.00	5.501	01/06 - 11/10			2.51			01-Dec-05						WAC
SUBS2	19,132,086.75	5.772	06/08 - 11/15			4.75			01-Dec-05						WAC
3A1	25,000,000.00	5.519	01/06 - 10/10			2.52			01-Dec-05						WAC
3A2	40,209,000.00	5.519	01/06 - 09/10			1.80			01-Dec-05						WAC

3A3	12,692,000.00	5.519	09/10 - 10/10	4.82	01-Dec-05	WAC
3A4	4,972,000.00	5.519	01/06 - 10/10	2.52	01-Dec-05	WAC
4A1	101,856,000.00	6.121	01/06 - 11/12	2.88	01-Dec-05	WAC
5A1	36,589,000.00	5.950	01/06 - 11/15	3.14	01-Dec-05	WAC
Yield Curve swap curve
Mat 3MO 6MO 2YR 5YR 10YR 30YR 3mo 6mo 1yr 2yr 3yr 4yr 5yr 7yr
Yld 3.855 4.161 4.36 4.38 4.45 4.65 4.459110 4.632240 4.824680 4.871390 4.903500 4.934450 4.965680 5.013328

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.